EXHIBIT 10.2

ELEVENTH AMENDMENT TO FIRST LIEN CREDIT AGREEMENT

THIS ELEVENTH AMENDMENT TO FIRST LIEN CREDIT AGREEMENT, dated as of April 17, 2014 (this “Eleventh Amendment”), by and among GSE ENVIRONMENTAL, INC., a Delaware corporation f/k/a Gundle/SLT Environmental, Inc. (the “Borrower”), the other Persons party hereto that are designated as a “Credit Party” on the signature pages hereof, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GE”), as Agent and as a Lender, and the other LENDERS signatory hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the other Credit Parties, GE, as Agent and as a Lender, and the other Lenders from time to time party thereto are parties to that certain First Lien Credit Agreement dated as of May 27, 2011 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower and the other Credit Parties have requested that Agent and Lenders amend certain provisions of the Credit Agreement and Agent and Lenders signatory hereto constituting the Required Lenders are willing to do so, but only on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1. Defined Terms.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

2. Consent to Amendment to First Lien Revolving Facility.  The undersigned Lenders constituting Required Lenders, in accordance with Sections 4.1(a) and 7.8 of the First Lien Revolving Facility Intercreditor Amendment and the terms of the other Loan Documents, hereby consent to an amendment to the First Lien Revolving Facility to increase the principal portion of the obligations under the First Lien Revolving Facility to $18,000,000.

3. Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a) Section 4.19(a)(iii) of the Credit Agreement is hereby amended by deleting the text “April 21” appearing in clause (z) thereof and substituting the text “April 30” therefor.

(b) Section 5.5(r) of the Credit Agreement is hereby amended by deleting the text “$15,000,000” appearing therein and substituting the text “$18,000,000” therefor.

(c) Section 9.5 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“Costs and Expenses.  Any action taken by any Credit Party under or with respect to any Loan Document, even if required under any Loan Document or at the request of Agent or the Required Lenders, shall be at the expense of such Credit Party, and neither Agent nor any other Secured Party shall be required under any Loan Document to reimburse any Credit Party or any Subsidiary of any Credit Party therefor except as expressly provided therein. In addition, the Borrower agrees to pay or reimburse within five (5) Business Days after demand (or on the Closing Date or Eleventh Amendment Effective Date in respect of amounts incurred through such dates) (a) Agent and each Arranger for all reasonable documented out-of-pocket costs and expenses incurred by it or any of its Related Persons, in connection with the investigation, development, preparation, negotiation, syndication, execution, interpretation or administration of, any modification of any term of or termination of, any Loan Document, any commitment or proposal letter therefor, any other document prepared in connection therewith or the consummation and administration of any transaction contemplated therein, in each case including Attorney Costs of one primary counsel for each of Agent and each Arranger and if necessary, one local counsel for Agent and each Arranger in any relevant jurisdiction, the cost of environmental audits, Collateral audits and appraisals, background checks and similar expenses, in each case to the extent permitted hereunder, (b) each of Agent, each Arranger, their respective Related Persons and each L/C Issuer for all reasonable documented out-of-pocket costs and expenses incurred in connection with (i) any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a “work-out”, (ii) the enforcement or preservation of any right or remedy under any Loan Document, any Obligation, with respect to the Collateral or any other related right or remedy or (iii) the commencement, defense, conduct of, intervention in, or the taking of any other action with respect to, any proceeding (including any bankruptcy or insolvency proceeding) related to any Credit Party, any Subsidiary of any Credit Party, Loan Document, Obligation or Related Transaction (or the response to and preparation for any subpoena or request for document production relating thereto), and (c) fees and disbursements of Attorney Costs of (w) Wachtell, Lipton, Rosen & Katz as counsel to certain Lenders, (x) one primary law firm (selected by Agent) on behalf of Agent and the Lenders (taken as a group), (y) if necessary, one local counsel (selected by Agent) in any relevant jurisdiction of Agent and the Lenders (taken as a group) and (z) if necessary, solely in the case of a perceived or actual conflict of interest, one additional primary law firm and local counsel for all similarly situated affected parties on behalf of Agent or such Lenders, in each case incurred in connection with any of the matters referred to in clause (c) above.”

(d) Section 11.1 of the Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical order:

““Eleventh Amendment Effective Date” means April 17, 2014.”

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4. Conditions Precedent.  This Eleventh Amendment shall become effective as of the date first written above (the “Eleventh Amendment Effective Date”) when each of the following has been satisfied or waived in accordance with the terms hereof:

(a) the execution and delivery to Agent of this Eleventh Amendment by each Credit Party, Agent and the Required Lenders;

(b) the receipt by Agent of duly executed and effective amendments to the First Lien Revolving Credit Agreement and the First Lien Revolving Facility Intercreditor Agreement, each in form and substance acceptable to Agent (it being understood that for purposes of Section 7.8 of the First Lien Revolving Facility Intercreditor Agreement, this Eleventh Amendment shall constitute the “consent of the Requisite Existing Lenders” in connection with such amendment);

(c) after giving effect to this Eleventh Amendment, the truth and accuracy in all material respects of the representations and warranties contained in Section 5 hereof;

(d) payment by the Borrower of the fees and expenses of Agent, including all previously invoiced fees and expenses of Katten Muchin Rosenman LLP and Richter Consulting;

(e) payment by the Borrower of the previously invoiced fees and expenses of Wachtell, Lipton, Rosen & Katz as counsel to certain Lenders; and

(f) no Default or Event of Default shall have occurred and be continuing or arise as a direct result of the effectiveness of this Eleventh Amendment.

5. Representations and Warranties.   Each Credit Party hereby represents and warrants to Agent and each Lender as follows:

(a) the representations and warranties made by such Credit Party contained in the Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof, except to the extent such representation or warranty expressly relates to an earlier date (in which event such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date;

(b) such Credit Party is a corporation or limited liability company, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable;

(c) such Credit Party has the power and authority to execute, deliver and perform its obligations under this Eleventh Amendment and the Credit Agreement, as amended hereby;

(d) the execution, delivery and performance by such Credit Party of this Eleventh Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary action;

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(e) this Eleventh Amendment and the Credit Agreement, as amended hereby, constitutes the legal, valid and binding obligation of such Credit Party, enforceable against such Person in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability;

(f) the execution, delivery and performance by each of the Credit Parties of this Eleventh Amendment have been duly authorized by all necessary action, and do not and will not: (a) contravene the terms of any of that Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or result in the creation of any Lien under, any document evidencing any material Contractual Obligation to which such Person is a party or any material order, injunction, writ or decree of any Governmental Authority to which such Person or its Property is subject; or (c) violate any material Requirement of Law in any material respect; and

(g) no Default or Event of Default exists or shall arise as a direct result of the effectiveness of this Eleventh Amendment.

6. No Modification.  Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties.  Except as expressly stated herein, the Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents.  Except as amended, waived or consented to hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect.  All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

7. Counterparts.  This Eleventh Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.  Delivery of an executed signature page of this Eleventh Amendment by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.

8. Successors and Assigns.  The provisions of this Eleventh Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that none of the Credit Parties may assign or transfer any of its rights or obligations under this Eleventh Amendment without the prior written consent of the Agent.

9. Further Assurance.  The Borrower hereby agrees from time to time, as and when requested by the Agent or Lender, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Agent or Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Eleventh Amendment, the Credit Agreement and the Loan Documents.

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10. Reaffirmation.  Each of the Credit Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrower’s Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby.  Each of the Credit Parties hereby consents to this Eleventh Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed.  Except as expressly set forth herein, the execution of this Eleventh Amendment shall not operate as a waiver of any right, power or remedy of the Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.  In addition, the Credit Parties hereby acknowledge and agree that (x) pursuant to that certain Consulting Services Agreement dated as of July 2, 2013 (as the same may be amended, supplemented or otherwise modified from time to time, the “Consulting Agreement”) by and among, inter alia, Agent and Richter Consulting, Inc. (“Consultant”), Agent has engaged Consultant to assist Agent and the Lenders in evaluating, among other things, the current and projected financial performance of the Credit Parties, (y) the Credit Parties shall cooperate in good faith with (1) Consultant in connection with the performance by Consultant of its engagement pursuant to the Consulting Agreement or any other consulting arrangement for which Consultant may be engaged by Agent in connection with the Credit Agreement and (2) such other consultant or advisor as may be engaged by Agent in connection with the Credit Agreement and shall provide Consultant or any such other consultant or advisor access to the Credit Parties’ senior management and professionals and (z) all expenses incurred by Agent in connection with any of the foregoing shall constitute Obligations and shall be paid by the Credit Parties (or the Credit Parties shall reimburse Agent therefor) within five (5) Business Days after demand by Agent.

11. Release of Claims.  In consideration of the Lenders’ and the Agent’s agreements contained in this Eleventh Amendment, each Credit Party hereby irrevocably releases and forever discharges the Lenders and the Agent and their affiliates, subsidiaries, successors and assigns and each of their respective directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Credit Party ever had or now has against Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of Agent, any Lender or any other Released Person relating to the Credit Agreement or any other Loan Document on or prior to the date hereof.

12. Governing Law and Jurisdiction.

(a) Governing Law.  The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Eleventh Amendment, including,

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without limitation, its validity, interpretation, construction, performance and enforcement (including, without limitation, any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest) (without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law)).

(b) Submission to Jurisdiction.  Any legal action or proceeding with respect to this Eleventh Amendment shall be brought exclusively in the courts of the State of New York located in the City of New York, Borough of Manhattan, or of the United States of America sitting in the Southern District of New York and, by execution and delivery of this Eleventh Amendment, each Credit Party hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.  The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions.

(c) Service of Process.  Each Credit Party hereby irrevocably waives personal service of any and all legal process, summons, notices and other documents and other service of process of any kind and consents to such service in any suit, action or proceeding brought in the United States of America with respect to or otherwise arising out of or in connection with this Agreement by any means permitted by applicable Requirements of Law, including by the mailing thereof (by registered or certified mail, postage prepaid) to the address of such Person specified in the Credit Agreement (and shall be effective when such mailing shall be effective, as provided therein).  Each Credit Party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(d) Non-Exclusive Jurisdiction.  Nothing contained in this Section 12 shall affect the right of Agent to serve process in any other manner permitted by applicable Requirements of Law or commence legal proceedings or otherwise proceed against any Credit Party in any other jurisdiction.

(e) Waiver of Jury Trial.  THE PARTIES HERETO, TO THE EXTENT PERMITTED BY LAW, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS ELEVENTH AMENDMENT, THE OTHER LOAN DOCUMENTS AND ANY OTHER TRANSACTION CONTEMPLATED HEREBY AND THEREBY. THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.

13. Severability.  The illegality or unenforceability of any provision of this Eleventh Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Eleventh Amendment or any instrument or agreement required hereunder.

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[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned has executed this Eleventh Amendment as of the date set forth above.

BORROWER:

GSE ENVIRONMENTAL, INC.

By:	/s/ Daniel Storey
Name:	Daniel Storey
Title:	Senior Vice President and Chief Financial Officer

CREDIT PARTIES:

GSE HOLDING, INC.

By:	/s/ Daniel Storey
Name:	Daniel Storey
Title:	Senior Vice President and Chief Financial Officer

GSE ENVIRONMENTAL, LLC

By:	/s/ Daniel Storey
Name:	Daniel Storey
Title:	Senior Vice President and Chief Financial Officer

SYNTEC LLC

By: GSE Environmental, LLC, its sole member

By:	/s/ Daniel Storey
Name:	Daniel Storey
Title:	Senior Vice President and Chief Financial Officer

Eleventh Amendment to First Lien Credit Agreement

IN WITNESS WHEREOF, the each of the undersigned has executed this Eleventh Amendment as of the date set forth above.

AGENT AND LENDERS:
GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and as a Lender

By:	/s/ Brad Kimme
Name:	Brad Kimme
Title:	Duly Authorized Signatory

Eleventh Amendment to First Lien Credit Agreement

IN WITNESS WHEREOF, the undersigned has executed this Eleventh Amendment as of the date set forth above.

GE BUSINESS FINANCIAL SERVICES, INC., as a Lender

By:	/s/ Brad Kimme
Name:	Brad Kimme
Title:	Duly Authorized Signatory

Eleventh Amendment to First Lien Credit Agreement

IN WITNESS WHEREOF, the undersigned has executed this Eleventh Amendment as of the date set forth above.

ANTARES CAPITAL CORPORATION, as a Lender

By:	/s/ Brad Kimme
Name:	Brad Kimme
Title:	Duly Authorized Signatory

Eleventh Amendment to First Lien Credit Agreement

IN WITNESS WHEREOF, the undersigned has executed this Eleventh Amendment as of the date set forth above.

MUBADALA GE CAPITAL LTD., as a Lender

By:	/s/ Brad Kimme
Name:	Brad Kimme
Title:	Duly Authorized Signatory

Eleventh Amendment to First Lien Credit Agreement

IN WITNESS WHEREOF, the undersigned has executed this Eleventh Amendment as of the date set forth above.

CETUS CAPITAL II, LLC, as a Lender

By:	/s/ Richard Maybaum
Name:	Richard Maybaum
Title:	Managing Director

Eleventh Amendment to First Lien Credit Agreement

IN WITNESS WHEREOF, the undersigned has executed this Eleventh Amendment as of the date set forth above.

LITTLEJOHN OPPORTUNITIES MASTER FUND LP, as a Lender

By:	/s/ Richard Maybaum
Name:	Richard Maybaum
Title:	Managing Director

Eleventh Amendment to First Lien Credit Agreement

IN WITNESS WHEREOF, the undersigned has executed this Eleventh Amendment as of the date set forth above.

SG DISTRESSED FUND LP, as a Lender

By:	/s/ Richard Maybaum
Name:	Richard Maybaum
Title:	Managing Director

Eleventh Amendment to First Lien Credit Agreement

IN WITNESS WHEREOF, the undersigned has executed this Eleventh Amendment as of the date set forth above.

Strategic Value Special Situations Master Fund II, L.P., as a Lender

By: SVP Special Situations II LLC, its Investment Manager

By:	/s/ Lewis Schwartz
Name:	Lewis Schwartz
Title:	Chief Financial Officer

Eleventh Amendment to First Lien Credit Agreement

IN WITNESS WHEREOF, the undersigned has executed this Eleventh Amendment as of the date set forth above.

Strategic Value Special Situations Master Fund III, L.P., as a Lender

By: SVP Special Situations III LLC, its Investment Manager

By:	/s/ Lewis Schwartz
Name:	Lewis Schwartz
Title:	Chief Financial Officer

Eleventh Amendment to First Lien Credit Agreement

IN WITNESS WHEREOF, the undersigned has executed this Eleventh Amendment as of the date set forth above.

Strategic Value Special Situations Master Fund III-A, L.P., as a Lender

By: SVP Special Situations III-A LLC, its Investment Manager

By:	/s/ Lewis Schwartz
Name:	Lewis Schwartz
Title:	Chief Financial Officer

Eleventh Amendment to First Lien Credit Agreement